THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account JL-A
Alpha Variable Annuity
Alpha Flex Variable Annuity

Supplement dated May 1, 2016

This Supplement provides a list of the funds currently available in your Alpha or Alpha Flex variable annuity contract:

Alger Mid Cap Growth Portfolio – Class I-2
Alger Small Cap Growth Portfolio – Class I-2
Fidelity® VIP Asset Manager Portfolio – Initial Class
Fidelity® VIP Contrafund® Portfolio – Initial Class
Fidelity® VIP Equity-Income Portfolio – Initial Class
Fidelity® VIP Government Money Market Portfolio – Initial Class
Fidelity® VIP Growth Portfolio – Initial Class
Fidelity® VIP High Income Portfolio – Initial Class
Fidelity® VIP Overseas Portfolio – Initial Class
LVIP SSGA S&P 500 Index Fund – Standard Class
LVIP T. Rowe Price Growth Stock Fund – Standard Class
LVIP Wellington Capital Growth Fund – Standard Class
MFS® VIT Research Series – Initial Class
MFS® VIT Utilities Series – Initial Class
Oppenheimer Capital Appreciation Fund/VA Non-Service Shares
Oppenheimer Core Bond Fund/VA Non-Service Shares

Complete information about each fund may be found in the fund’s prospectus. Please retain this Supplement for future reference. It is for informational purposes and requires no action on your part.